Exhibit 10h
ASSIGNMENT AND ASSUMPTION
OF
LIMITED PARTNERSHIP INTEREST
IN
ALACHUA VILLAS. LTD.
     The undersigned signatories hereto, hereby certify and state that ALACHUA VILLAS, LTD., Tax ID No. 59-2892707 (Partnership). is a Florida limited partnership conducting business under said name and in said State; that said Partnership is the owner of a thirty-five (35) unit apartment project in Alachua, Florida, known as Alachua Villas, and that the names and respective interests of the partners in said Partnership are as follows, to wit:
NORTH AMERICAN HOUSING PARTNERS. L.L.C., General partner, owner of a one percent (1%) general partnership interest; and
BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Limited Partner, owner of a ninety-nine percent (99%) limited partnership interest.
     Now therefore, in consideration of the sum of Eight Thousand Two Hundred Seven and No/100 Dollars ($8,207.00), the covenants and conditions contained herein, and other good and valuable consideration, receipt of which is hereby acknowledged. BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP (Assignor) does hereby sell, transfer and assign a thirty-two & 67/100 percent (32.67%) limited partnership interest in said Partnership unto AFFORDABLE HOUSING PARTNERSHIP NO. 1 (Assignee) and does hereby retain on to itself, a sixty-six & 33/100 percent (66.33%) limited partnership interest in said Partnership.
     In further consideration thereof, said Assignor, effective retroactive to the 1st day of October, 2003, does hereby sell, transfer and assign unto said Assignee, one hundred percent (100%) of the allocation to the limited partner of said Partnership for profits, losses, tax credits and RTO (Return to Owner as defined by U.S.D.A. Rural Development) for the calendar year 2003; and the Assignor does hereby authorize and direct the Partnership to account to the Assignee in the same manner and with the same force and effect as if such accounting were had and made to the Assignor.
     Assignee hereby acknowledges receipt of a copy of the Partnership agreement, as amended, and by acceptance of this assignment, does hereby agree to assume and to timely and faithfully perform all obligations of Assignor arising out of this assignment, and all obligations of a limited partner arising out of said Partnership agreement, as amended, from and after the effective date hereof.
     Nothing contained herein or contained in the Partnership agreement, as amended, shall cause more than an aggregate of thirty-three percent (33%) of Assignors interests in said Partnership to be transferred from the Assignor to the Assignee prior to January 1, 2004. Anything contained herein or in the said Partnership agreement, as amended, to the contrary not

INITIALS	/s/ PJM	/s/ FHN	/s/ GLM

	PJM	FHN	GLM
Assignment & Assumption
Alachua Villas. Ltd.

withstanding, allocating a greater than thirty-three percent (33%) aggregate interest of the Assignor in said Partnership to the Assignee prior to January 1, 2004, shall be of no force or effect with respect such greater portion thereof and the Assignor shall continue to hold such greater portion, together with any other interests herein specified, as a limited partner of said Partnership.
     IN WITNESS WHEREOF, the Assignor and Assignee have executed this assignment and assumption, and obtained the written consent and approval of the General Partner of said Partnership to set forth below, on this the 24th day of October, 2003.

BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Assignor
By	/s/ Paul J. Maddock
PAUL J. MADDOCK, President of General Partner,
Megan Asset Management, inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 1 Assignee
By	/s/ F. H. Northrop
F.H. NORTHROP, President of Managing Partner,
Affordable Housing For America, Inc.

CONSENT OF GENERAL PARTNER
     The undersigned, owner of a one percent (1%) general partnership interest in ALACHUA VILLAS, LTD., does hereby expressly approve the aforesaid transfer of a thirty-two & 67/100 percent (32.67%) limited partnership interest and the allocations of partnership interests as set forth above, and consent to the inclusion of AFFORDABLE HOUSING PARTNERSHIP NO. 1 as an additional limited partner of said Partnership.

NORTH AMERICAN HOUSING PARTNERS, L.L.C. General Partner
By	/s/ Gary L. Maddock
GARY L. MADDOCK, Operating Manager

Assignment & Assumption
Alachua Villas. Ltd.

ASSIGNMENT AND ASSUMPTION
OF
LIMITED PARTNERSHIP INTEREST
IN
CITRUS TERRACE, LTD.
     The undersigned signatories hereto, hereby certify and state that CITRUS TERRACE, LTD., Tax ID No. 65-0012788 (Partnership), is a Florida limited partnership conducting business under said name and in said State; that said Partnership is the owner of a forty-two (42) unit apartment project in Sebring, Florida, known as Citrus Terrace Apartments; and that the names and respective interests of the partners in said Partnership are as follows. to wit:
NORTH AMERICAN HOUSING PARTNERS, L.L.C., General partner,
owner of a one percent (1%) general partnership interest; and
BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Limited Partner, owner of a ninety-nine percent (99%) limited partnership interest.
     Now therefore, in consideration of the sum of Fourteen Thousand Eight Hundred Seven and No/100 Dollars ($14,807.00), the covenants and conditions contained herein, and other good and valuable consideration, receipt of which is hereby acknowledged. BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP (Assignor) does hereby sell, transfer and assign a thirty-two & 67/100 percent (32.67%) limited partnership interest in said Partnership unto AFFORDABLE HOUSING PARTNERSHIP NO. 1 (Assignee) and does hereby retain on to itself, a Sixty-Six & 33/100 percent (66.33%) limited partnership interest in said Partnership
     In further consideration thereof, said Assignor, effective retroactive to the 1st day of October, 2003, does hereby sell, transfer and assign unto said Assignee, one hundred percent (100%) of the allocation to the limited partners of said Partnership for profits, losses, tax credits and RTO (Return to Owner as defined by U.S.D.A. Rural Development) for the calendar year 2003; and the Assignor does hereby authorize and direct the Partnership to account to the Assignee in the same manner and with the same force and effect as if such accounting were had and made to the Assignor.
     Assignee hereby acknowledges receipt of a copy of the Partnership agreement, as amended, and by acceptance of this assignment, does hereby agree to assume and to timely and faithfully perform all obligations of Assignor arising out of this assignment, and all obligations of a limited partner arising out of said Partnership agreement, us amended, from and after the effective date hereof.
     Nothing contained herein or contained in the Partnership agreement, as amended, shall cause more than an aggregate of thirty-three percent (33%) of Assignor, interests in said Partnership to be transferred from the Assignor to the Assignee prior to January 1, 2004. Anything contained herein or in the said Partnership agreement, as amended, to the contrary not

INITIALS	/s/ PJM	/s/ FHN	/s/ GLM

	PJM	FHN	GLM
Assignment & Assumption
Alachua Villas. Ltd.

withstanding, allocating a greater than thirty-three percent (33%) aggregate interest of the Assignor in said Partnership to the Assignee prior to January 1, 2004, shall be of no force or effect with respect such greater portion thereof and the Assignor shall continue to hold such greater portion, together with any other interests herein specified, as a limited partner of said Partnership.
     IN WITNESS WHEREOF, the Assignor and Assignee have executed this assignment and assumption, and obtained the written consent and approval of the General Partner of said Partnership to set forth below, on this the 24th day of October, 2003.

BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Assignor
By	/s/ Paul J. Maddock
PAUL J. MADDOCK, President of General Partner,
Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO.1. Assignee
By	/s/ F. H. Northrop
F.H. NORTHROP, President of Managing Partner,
Affordable Housing For America, Inc.

CONSENT OF GENERAL PARTNER
     The undersigned, owner of a one percent (1%) general partnership interest in CITRUS TERRACE, LTD., does hereby expressly approve the aforesaid transfer of a thirty-two & 67/100 percent (32.67%) limited partnership interest and the allocations of partnership interests as set forth above, and consent to the inclusion of AFFORDABLE HOUSING PARTNERSHIP NO. 1 as an additional limited partner of said Partnership.

NORTH AMERICAN HOUSING PARTNERS, L.L.C, General Partner
By	/s/ Gary L. Maddock
GARY L. MADDOCK, Operating Manager

ASSIGNMENT AND ASSUMPTION
OF
LIMITED PARTNERSHIP INTEREST
IN
LAKE CITY VILLAGE, LTD.
     The undersigned signatories hereto, hereby certify and state that LAKE CITY VILLAGE, LTD., Tax ID No. 59-2892709 (Partnership), is a Florida limited partnership conducting business under said name and in said State; that said Partnership is the owner of a thirty-six (36) unit apartment project in Lake City, Florida, known as Lake City Village, and that the names and respective interests of the partners in said Partnership are as follows, to wit:
NORTH AMERICAN HOUSING PARTNERS, L.L.C., General partner, owner of a one percent (1%) general partnership interest; and
BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Limited Partner, owner of a ninety-nine percent (99%) limited partnership interest.
     Now therefore, in consideration of the sum of Ten Thousand Four Hundred Eighty-Four and No/100 Dollars ($10,484.00), the covenants and conditions contained herein, and other good and valuable consideration, receipt of which is hereby acknowledged. BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP (Assignor) does hereby sell, transfer and assign a thirty-two & 67/100 percent (32.67%) limited partnership interest in said Partnership unto AFFORDABLE HOUSING PARTNERSHIP NO. 1 (Assignee) and does hereby retain on to itself, a sixty-six & 33/100 percent (66.33%) limited partnership interest in said Partnership.
     In further consideration thereof, said Assignor, effective retroactive to the 1st day of October, 2003, does hereby sell, transfer and assign unto said Assignee, one hundred percent (100%) of the allocations to the limited partners of said Partnership for profits, losses, tax credits and RTO (Return to Owner as defined by U.S.D.A. Rural Development) for the calendar year 2003; and the Assignor does hereby authorize and direct the Partnership to account to the Assignee in the same manner and with the same force and effect as if such accounting were had and made to the Assignor.
     Assignee hereby acknowledges receipt of a copy of the Partnership agreement, as amended, and by acceptance of this assignment, does hereby agree to assume and to timely and faithfully perform all obligations of Assignor arising out of this assignment, and all obligations of a limited partner arising out of said Partnership agreement, as amended, from and after the effective date hereof.
     Nothing contained herein or contained in the Partnership agreement, as amended, shall cause more than an aggregate of thirty-three percent (33%) of Assignor interests in said Partnership to be transferred from the Assignor to the Assignee prior to January 1, 2004. Anything contained herein or in the said Partnership agreement, as amended, to the contrary not

INITIALS	/s/ PJM	/s/ FHN	/s/ GLM

	PJM	FHN	GLM
Assignment & Assumption
Alachua Villas. Ltd.

withstanding, allocating a greater than thirty-three percent (33%) aggregate interest of the Assignor in said Partnership to the Assignee prior to January 1, 2004, shall be of no force or effect with respect to such greater portion thereof and the Assignor shall continue to hold such greater portion, together with any other interests herein specified, as a limited partner of said Partnership.
     IN WITNESS WHEREOF, the Assignor and Assignee have executed this assignment and assumption, and obtained the written consent and approval of the General Partner of said Partnership to set forth below, on this the 24th day of October, 2003.

BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Assignor
By	/s/ Paul J. Maddock
PAUL J. MADDOCK, President of General Partner,
Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO.1, Assignee
By	/s/ F. H. Northrop
F.H. NORTHROP, President of Managing Partner,
Affordable Housing For America, Inc.

CONSENT OF GENERAL PARTNER
     The undersigned, owner of a one percent (1%) general partnership interest in LAKE CITY VILLAGE, LTD., does hereby expressly approve the aforesaid transfer of a thirty-two & 67/100 percent (32.67%) limited partnership interest and she allocations of partnership interests as set forth above, and consent to the inclusion of AFFORDABLE HOUSING PARTNERSHIP NO. 1 as an additional limited partner of said Partnership.

NORTH AMERICAN HOUSING PARTNERS. L.L.C., General Partner
By	/s/ Gary L. Maddock
GARY L. MADDOCK, Operating Manager

Assignment & Assumption
Alachua Villas. Ltd.

ASSIGNMENT AND ASSUMPTION
OF
LIMITED PARTNERSHIP INTEREST
IN
LONG VIEW TERRACE, LTD.
     The undersigned signatories hereto, hereby certify and state that LONGVIEW TERRACE , LTD., Tax ID No. 64-0766894 (Partnership), is a Mississippi limited partnership conducting business under said name and in said State; that said Partnership is the owner of a twenty four (24) unit apartment project in Decatur, Mississippi, known as Longview Terrace Apartments, and that the names and respective interests of the partners in said Partnership are as follows, to wit:
NORTH AMERICAN HOUSING PARTNERS. L.L.C., General partner,
owner of a five percent (5%) general partnership interest; and
BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Limited Partner, owner of a ninety-five percent (95%) limited partnership interest.
     Now therefore, in consideration of the sum of Five Thousand One Hundred Seventy One and No/100 Dollars ($5,171.00), the covenants and conditions contained herein, and other good and valuable consideration, receipt of which is hereby acknowledged. BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP (Assignor) does hereby sell, transfer and assign a thirty-one & 35/100 percent (31.35%) limited partnership interest in said Partnership unto AFFORDABLE HOUSING PARTNERSHIP NO. 1 (Assignee) and does hereby retain on to itself, a sixty-three & 65/100 percent (63.65%) limited partnership interest in said Partnership.
     In further consideration thereof, said Assignor, effective retroactive to the 1st day of October, 2003, does hereby sell, transfer and assign unto said Assignee, one hundred percent (100%) of the allocations to the limited partners of said Partnership for profits, losses, tax credits and RTO (Return to Owner as defined by U.S.D.A. Rural Development) for the calendar year 2003; and the Assignor does hereby authorize and direct the Partnership to account to the Assignee in the same manner and with the same force and effect as if such accounting were had and made to the Assignor.
     Assignee hereby acknowledge, receipt of a copy of the Partnership agreement, as amended, and by acceptance of this assignment, does hereby agree to assume and to timely and faithfully perform all obligations of Assignor arising out of this assignment, and all obligations of a limited partner arising out of said Partnership agreement, as amended, from and after the effective date hereof.
     Nothing contained herein or contained in the Partnership agreement, as amended, shall cause more than an aggregate of thirty-three percent (33%) of Assignor’s interests in said Partnership to be transferred from the Assignor to the Assignee prior to January 1, 2004. Anything contained herein or in the said Partnership agreement, as amended, to the contrary not

INITIALS	/s/ PJM	/s/ FHN	/s/ GLM

	PJM	FHN	GLM
Assignment & Assumption
Alachua Villas. Ltd.

withstanding, allocating a greater than thirty-three percent (33%) aggregate interest of the Assignor in said Partnership to the Assignee prior to January 1, 2004, shall be of no force or effect with respect to such greater portion thereof and the Assignor shall continue to hold such greater portion, together with any other interests herein specified, as a limited partner of said Partnership.
     IN WITNESS WHEREOF, the Assignor and Assignee have executed this assignment and assumption, and obtained the written consent and approval of the General Partner of said Partnership to set forth below, on this the 24th day of October, 2003.

BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Assignor
By	/s/ Paul J. Maddock
PAUL J. MADDOCK, President of General Partner.
Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO.1 Assignee
By	/s/ F. H. Northrop
F.H. NORTHROP, President of Managing Partner.
Affordable Housing For America, Inc.

CONSENT OF GENERAL PARTNER
     The undersigned, owner of a five percent (5%) general partnership interest in LONGVIEW TERRACE, LTD., does hereby expressly approve the aforesaid transfer of a thirty-one & 35/100 percent (31.35%) limited partnership interest and the allocations of partnership interests as set forth above, and consent to the inclusion of AFFORDABLE HOUSING PARTNERSHIP NO. 1 as an additional limited partner of said Partnership.

NORTH AMERICAN HOUSING PARTNERS, L.L.C, General Partner
By	/s/ Gary L. Maddock
GARY L. MADDOCK, Operating Manager

Assignment & Assumption
Alachua Villas. Ltd.

ASSIGNMENT AND ASSUMPTION
OF
LIMITED PARTNERSHIP INTEREST
IN
PONTOTOC RIDGE, LTD.
     The undersigned signatories hereto, hereby certify and state that PONTOTOC RIDGE, LTD., Tax ID No. 64-0735328 (Partnership), is a Mississippi limited partnership conducting business under said name and in said State; that said Partnership is the owner of a twenty four (24) unit apartment project in Pontotoc, Mississippi, known as Pontotoc Ridge Apartments; and that the names and respective interests of the partners in said Partnership are as follows, to wit:
NORTH AMERICAN HOUSING PARTNERS, L.L.C., General partner, owner of a five percent (5%) general partnership interest; and
BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Limited Partner, owner of a ninety-five percent (95%) limited partnership interest.
     Now therefore, in consideration of the sum of Five Thousand Eight Hundred Thirty One and No/100 Dollars ($5,831.00), the covenants and conditions contained herein, and other good and valuable consideration, receipt of which is hereby acknowledged. BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP (Assignor) does hereby sell, transfer and assign a thirty-One & 35/100 percent (31.35%) limited partnership interest in said Partnership unto AFFORDABLE HOUSING PARTNERSHIP NO. 1 (Assignee) and does hereby retain on to itself, a sixty-three & 65/100 percent (63.65%) limited partnership interest in said Partnership.
     In further consideration thereof, said Assignor, effective retroactive to the 1st day of October, 2003, does hereby sell, transfer and assign unto said Assignee, one hundred percent (100%) of the allocations to the limited partners of said Partnership for profits, losses, tax credits and RTO (Return to Owner as defined by U.S.D.A. Rural Development) for the calendar year 2003; and the Assignor does hereby authorize and direct the Partnership to account to the Assignee in the same manner and with the same force and effect as if such accounting were had and made to the Assignor.
     Assignee hereby acknowledge receipt of a copy of the Partnership agreement, as amended, and by acceptance of this assignment, does hereby agree to assume and to timely and faithfully perform all obligations of Assignor arising out of this assignment, and all obligations of a limited partner arising out of said Partnership agreement, as amended, from and after the effective date hereof.
     Nothing contained herein or contained in the Partnership agreement, as amended, shall cause more than an aggregate of thirty-three percent (33%) of Assignor’s interests in said Partnership to be transferred from the Assignor to the Assignee prior to January 1, 2004. Anything contained herein or in the said Partnership agreement, as amended, to the contrary not

INITIALS	/s/ PJM	/s/ FHN	/s/ GLM

	PJM	FHN	GLM
Assignment & Assumption
Alachua Villas. Ltd.

withstanding, allocating a greater than thirty-three percent (33%) aggregate interest of the Assignor in said Partnership to the Assignee prior to January 1, 2004, shall be of no force or effect with respect such greater portion thereof and the Assignor shall continue to bold such greater portion, together with any other interests herein specified, as a limited partner of said Partnership.
     IN WITNESS WHEREOF, the Assignor and Assignee have executed this assignment and assumption, and obtained the written consent and approval of the General Partner of said Partnership to set forth below, on this the 24th day of October, 2003.

BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP,. Assignor
By	/s/ Paul J. Maddock
PAUL J. MADDOCK, President of General Partner
Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO.1, Assignee
By	/s/ F. H. Northrop
F.H. NORTHROP, President of Managing Partner,
Affordable Housing For America, Inc.

CONSENT OF GENERAL PARTNER
     The undersigned, owner of a five percent (5%) general partnership interest in PONTOTOC RIDGE LTD., does hereby expressly approve the aforesaid transfer of a thirty-one & 35/100 percent (31.35%) limited partnership interest and the allocations of partnership interests as set forth above, and consent to the inclusion of AFFORDABLE HOUSING PARTNERSHIP NO. 1 as an additional limited partner of said Partnership.

NORTH AMERICAN HOUSING PARTNERS. L.L.C, General Partner
By	/s/ Gary L. Maddock
GARY L. MADDOCK, Operating Manager

Assignment & Assumption
Alachua Villas, Ltd.

CONTRACT TO PURCHASE
LIMITED PARTNERSHIP INTERESTS
     THIS AGREEMENT is hereby entered into by and between BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware Limited Partnership, Tax ID No. 11-3022123 (Seller), and AFFORDABLE HOUSING PARTNERSHIP NO. 1, an Oklahoma general partnership (Buyer).
     WHEREAS, the Seller warrants that it is the owner of the following unencumbered partnership interests, to wit:
•	A ninety-nine percent (99%) limited partnership interest in ALACHUA VILLAS, LTD., a Florida limited partnership, Tax ID No. 59-2892707, and owner of Alachua Villas, a 35 unit apartment project located in Alachua, Florida;

•	A ninety-nine percent (99%) limited partnership interest in CITRUS TERRACE, LTD., a Florida limited partnership, Tax ID No. 65-0012788, and owner of Citrus Terrace Apartments, a 42 unit apartment project located in Sebring, Florida;

•	A ninety-nine percent (99%) limited partnership interest in LAKE CITY VILLAGE, LTD., a Florida limited partnership, Tax ID No. 59-2892709, and owner of Lake City Village, a 36 unit apartment project located in Lake City, Florida;

•	A ninety-five percent (95%) limited partnership interest in LONGVIEW TERRACE, LTD., a Mississippi limited partnership, Tax ID No. 64-0766894, and owner of Longview Terrace, a 24 unit apartment project located in Decatur, Mississippi; and

•	A ninety-five percent (95%) limited partnership interest in PONTOTOC RIDGE, LTD., a Mississippi limited partnership, Tax ID No. 64-0735328, and owner of Pontotoc Ridge Apartments, a 24 unit apartment project located in Pontotoc, Mississippi;
and that each of the aforesaid limited partnerships has mortgage financing through Rural Development, an agency of the United States Department of Agriculture (RD), and receives rental assistance from RD because of a restrictive use provision for low-income housing.
     WHEREAS, the Seller desires to sell, and Buyer desires to buy, thirty-three percent (33%) of the aforesaid interest of Seller in each of said five (5) limited partnerships.

INITIALS	/s/ PJM	/s/ FHN

	PJM	FHN
Bayfield — Affordable I Contract
5 L.P. interests

     NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows, to wit:
     1. SALE PRICES: The purchase prices for the sale of thirty-three percent (33%) of the aforesaid interest of Seller in each of said five (5) limited partnerships shall be as follows:

•	ALACHUA VILLAS, LTD.	$8,207.00

•	CITRUS TERRACE, LTD.	14,807.00

•	LAKE CITY VILLAGE, LTD.	10,484.00

•	LONGVIEW TERRACE, LTD.	5,171,00

•	PONTOTOC RIDGE, LTD.	5,831.00

	Total	$44,500.00
The aforesaid purchase prices shall be paid by Buyer to Seller at time of closing. In the event of partial rescission of this contract as provided in paragraph 3 below, the total amount to be paid by Buyer to Seller at time of closing shall be reduced accordingly.
     2. DOCUMENTS: Seller shall, within ten (10) days after execution of this contract, deliver to Buyer the documents listed on “Schedule A” hereto attached and incorporated herein. Seller shall deliver to Buyer any additional documents requested by Buyer which may be reasonable and appropriate for Buyer to verify the financial condition of Seller, the unencumbered ownership by Seller of the aforesaid five (5) limited partnership interests, and the financial condition and compliance with RD regulations of the aforesaid three (3) Florida limited partnerships and two (2) Mississippi limited partnerships.
     3. RESCISSION: Buyer has entered into this contract anticipating certain income tax advantages to ownership of the aforesaid five (5) limited partnership interests, and closing this contract is contingent upon Buyer’s examination of the documents referred to in paragraph 2 above, and the determination by Buyer that each of the aforesaid five (5) limited partnerships is in satisfactory financial condition and in good standing with RD. Buyer may, with or without cause, rescind this contract in part by electing not to purchase one or more of the aforesaid five (5) limited partnership interests, or rescind this contract in its entirety, at any time prior to the closing date by mailing a written notice of partial or total recession to the Seller at the address shown herein.
     4. CLOSING: This contract shall be closed at the office of REAL ESTATE MARKETING SERVICES, L.L.C. (REMS), 5100 East Skelly Drive, Suite 400, Tulsa, Oklahoma 74135 at a date and time to be determined by REMS, but within fifteen (15) days of the date of execution of this contract.

INITIALS	/s/ PJM	/s/ FHN

	PJM	FHN
Bayfield — Affordable I Contract
5 L.P. interests

     5. ALLOCATIONS; As additional consideration for payment of each purchase price paid by Buyer, Seller shall assign and transfer to Buyer at the closing, one hundred percent (100%) of the allocations to the limited partner of said limited partnership, for profits, losses, tax credits and RTO (Return to Owner as defined by RD). The assignment and transfer shall be effective the 1st day of October, 2003, regardless of the actual date of the closing. This will result in a split accounting year for 2003, during which the Seller shall be entitled to the profits, losses, tax credits and RTO allocated to the limited partner from January 1 through September 30, and the Buyer shall be entitled to said allocations from October 1 through December 31, 2003, Allocations in 2004 and subsequent years shall be pro rata in accordance with the limited partners’ percentage partnership interests.
     6. ASSIGNMENTS: For each limited partnership interest sold by Seller and purchased by Buyer, Seller shall individually execute an assignment of the limited partnership interest on an assignment form approved by Buyer, obtain the signature of the general partner of said limited partnership on the assignment form consenting to the transfer of the limited partnership interest and the allocations of partnership interests, and deliver the executed assignment to Buyer at time of closing.
     7. OPTIONS: At closing of this contract, Seller shall grant to Buyer options to purchase the remaining limited partnership interests of Seller in the aforesaid five (5) limited partnerships. The option prices to be paid by Buyer at time of closing of this contract, shall be $1,000.00 per limited partnership interest. The options shall not be exercisable prior to January 1, 2004, and the purchase prices, if the options are exercised by Buyer, shall be as follows:

•	ALACHUA VILLAS, LTD.	$18,693.00

•	CITRUS TERRACE, LTD.	32,093.00

•	LAKE CITY VILLAGE, LTD.	23,316.00

•	LONGVIEW TERRACE, LTD.	12,529.00

•	PONTOTOC RIDGE, LTD.	13,869.00

	Total	$100,500.00
     8. COMMISSIONS: The parties hereto acknowledge that REMS has brokered this contract and the aforesaid options, and Buyer does hereby agree to pay REMS a sales commission of $5,000.00 for each limited partnership. These sales commissions shall be due and payable upon execution of this contract by Buyer and shall be non-refundable. Buyer shall be solely responsible for any and all sales commissions, fees and expenses that may be due and owing REMS in connection with this contract.

INITIALS	/s/ PJM	/s/ FHN

	PJM	FHN
Bayfield ~ Affordable 1 Contract
5 LP interests

     9. JURISDICTION; Venue and jurisdiction of this contract and all attendant documents shall be Tulsa County, Oklahoma, and said contract and documents shall be interpreted under the laws of the State of Oklahoma.
     10. FACSIMILE: The execution of this agreement and the execution of any subsequent documents requiring the signatures of the parties hereto, may be made by facsimile signatures, and such facsimile signatures shall have the same legal force and effect as original signatures.
     IN WITNESS WHEREOF, the undersigned have executed and delivered this agreement in triplicate on this the 30th day of September, 2003.

BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP 1424 West Century Avenue, Suite 102 Bismarck, North Dakota 58503
By	/s/ Paul J. Maddock
PAUL J. MADDOCK, President of General Partner,
Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 1 5100 East Skelly Drive, Suite 400 Tulsa, Oklahoma74135
By	/s/ F. H. Northrop
F. H. NORTHROP, President of General Partner,
Affordable Housing For America, Inc.

RECEIPT
     Receipt of the sales commissions totaling $25,000.00 is hereby acknowledged, this 30th day of September  , 2003, and by execution of this receipt, REAL ESTATE MARKETING SERVICES, L.LC. does hereby agree to be bound by the terms and conditions contained in the above and foregoing contract.

REAL ESTATE MARKETING SERVICES, L.L.C. 5100 East Skelly Drive, Suite 400 Tulsa, Oklahoma 74135
By	/s/ Douglas L. Willcox
DOUGLAS L. WILLCOX, President

Bayfield ~ Affordable 1 Contract
5 LP interests

“SCHEDULE A”
DOCUMENTS REQUIRED FROM SELLER
BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP (Seller):
1.	Copy of partnership agreement and all amendments thereto; and

2.	Certificate of good standing issued by Secretary of State.
ALACHUA VILLAS, LTD; CITRUS TERRACE, LTD; LAKE CITY VILLAGE, LTD; LONGVIEW TERRACE, LTD; and PONTOTOC RIDGE, LTD (RD borrowers):
1.	Copy of partnership agreement and all amendments thereto;

2.	Certificate of good standing issued by Secretary of State;

3.	Copies of state and federal 2002 income tax returns;

4.	Copies of 2002 Form RD 1930-7 (budget/expenses) and Form RD 1930-8 (balance sheet);

5.	Copy of most recent monthly accounting report from project manager;

6.	Copy of promissory note(s) in favor of RD;

7.	Copy of recorded mortgage(s) or deed(s) of trust in favor of RD;

8.	Copy of annual statement(s) of loan account(s) as of 2002 year end from RD;

9.	Statement by general partner or project manager of compliance with RD regulations with list of exceptions, if any; and

10.	Copy of recorded real estate deed(s) showing limited partnership as owner of partnership real estate.

INITIALS	/s/ PJM	/s/ FHN

	PJM	FHN
Bayfield ~ Affordable 1 Contract
5 LP interests

OPTION TO PURCHASE LIMITED PARTNERSHIP INTEREST
IN
ALACHUA VILLAS, LTD.
          THIS OPTION AGREEMENT is hereby entered into by and between BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, (Grantor), and AFFORDABLE HOUSING PARTNERSHIP NO. 1, an Oklahoma general partnership (Grantee), in compliance with an option provision contained in that certain CONTRACT TO PURCHASE LIMITED PARTNERSHIP INTERESTS entered into by the parties hereto on the 30th day of September, 2003, and closed on the 24th day of October, 2003.
          WHEREAS, after said closing, the Grantor remains the owner of an Sixty-six & 33/100 percent (66.33%) limited partnership interest in ALACHVA VILLAS, LTD., a Florida limited partnership. Tax ID No. 59-2892707, and record owner of Alachua Villas, a thirty-five (35) unit apartment protect located in Alachua, Florida.
          NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows, to wit:
     1. OPTION: For and in consideration of One Thousand and No/100 Dollars ($1,000.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby grants unto Grantee the exclusive and irrevocable option and right to purchase. Under the conditions hereinafter provided, the aforesaid Sixty-six & 33/100 percent (66.33%) limited partnership interest which includes all of the Grantor’s remaining partnership interests in equity, profits, losses and tax credits in said limited partnership.
     2 PURCHASE PRICE: The purchase price shall be Eighteen Thousand Six Hundred Ninety-three and No/100 Dollars ($18,693.00) to be paid by Grantee to Grantor at time of closing.
     3 EXERCISE OF OPTION: Grantee may exercise this option at anytime prior to the closing date as provided herein, by sending a written notice to Grantor indicating Grantee’s desire to exercise the option and the date on which the closing shall take place.
     4 NOTICES: Notices or other communications to be given hereunder shall be sent to the parties at the addresses shown below or at such other address as either party may hereafter designate in writing.

INITIALS	/s/ PJM	/s/ FHN

	PJM	FHN
Bayfield — Affordable Option
Alachua Villas, Ltd.

     5. CLOSING: If Grantee exercises this option, closing may not occur prior to January 1, 2004, but must occur on or before January 31, 2004, unless the closing date is otherwise extended by mutual written agreement of the parties. Closing shall take place at the office of the Grantee, the address of which is shown below. Unless exercised and closed on or before the closing date in accordance with the terms hereof, this option shall expire and become void and of no further force and effect.
     6. ASSIGNMENT: Upon receipt of the purchase price, Grantor shall execute an assignment of the limited partnership interest on an assignment form approved by Grantee, obtain the signature of the general partner of said limited partnership on the assignment form consenting to the transfer of the limited partnership interest, and deliver the executed assignment to Grantee at time of closing.
     7. JURISDICTION: Venue and jurisdiction of this option agreement and all attendant documents shall be Tulsa County, Oklahoma, and said option agreement and documents shall be interpreted under the laws of the State of Okhlahoma.
     8. FACSIMILE: The execution of this option agreement and the execution of any subsequent documents requiring the signatures of the parties hereto, may be made by facsimile signatures, and such facsimile signatures shall have the same legal force and effect as original signatures.
          IN WITNESS WHEREOF, the undersigned Grantor and Grantee have executed and delivered this option agreement on this 24th day of October, 2003.

BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Grantor 1424 West Century Avenue, Suite 102 Bismarck, North Dakota 58503

By	/s/ Paul J. Maddock

PAUL J. MADDOCK, President of General Partner, Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 1, Grantee 5100 East Skelly Drive, Suite 400 Tulsa, Oklahoma 74135

By	/s/ F. H. Northrop

F. H. NORTHROP, President of General Partner, Affordable Housing For America, Inc.
Bayfield — Affordable Option
Alachua Villas, Ltd.

OPTION TO PURCHASE LIMITED PARTNERSHIP INTEREST
IN
CITRUS TERRACE, LTD.
          THIS OPTION AGREEMENT is hereby entered into by and between BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, (Grantor), and AFFORDABLE HOUSING PARTNERSHIP NO. 1, an Oklahoma general partnership (Grantee), in compliance with an option provision contained in that certain CONTRACT TO PURCHASE LIMITED PARTNERSHIP INTERESTS entered into by the parties hereto on the 30th day of September, 2003, and closed on the 24th day of October, 2003.
          WHEREAS, after said closing, the Grantor remains the owner of an unencumbered sixty-six & 03/100 percent (66.33%) limited partnership interest in CITRUS TERRACE. LTD., a Florida limited partnership, Tax ID No. 65-0012788, and record owner of Citrus Terrace Apartments, a forty-two (42) unit apartment project located in Sebring. Florida.
          NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows, to wit:
     1. OPTION: For and in consideration of One Thousand and No/100 Dollars ($1,000.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby grants unto Grantee the exclusive and irrevocable option and right to purchase, under the conditions hereinafter provided, the aforesaid sixty-six & 33/100 percent (66.33%) limited partnership interest which includes all of the Grantor’s remaining partnership interests in equity, profits, losses and tax credits in said limited partnership.
     2. PURCHASE PRICE: The purchase price shall be Thirty-Two Thousand Ninety-three and No/100 Dollars ($32,093.00) to be paid by Grantee to Grantor at time of closing.
     3. EXERCISE OF OPTION: Grantee may exercise this option at anytime prior to the closing date as provided herein, by sending a written notice to Grantor indicating Grantee’s desire to exercise the option and the date on which the closing shall take place.
     4. NOTICES: Notices or other communications to be given hereunder shall be sent to the parties at the addresses shown below or at such other address as either party may hereafter designate in writing.

INITIALS	/s/ PJM	/s/ FHN

	PJM	FHN
Bayfield — Affordable Option
Citrus Terrace, Ltd.

     5. CLOSING: if Grantee exercises this option, closing may not occur prior to January 1, 2004, but must occur on or before January 31, 2004, unless the closing date is otherwise extended by mutual written agreement of the parties. Closing shall take place at the office of the Grantee, the address of which is shown below. Unless exercised and closed on or before the closing date in accordance with the terms hereof, this option shall expire and become void and of no further force and effect.
     6. ASSIGNMENT: Upon receipt of the purchase price, Grantor shall execute an assignment of the limited partnership interest on an assignment form approved by Grantee, obtain the signature of the general partner of said limited partnership on the assignment form consenting to the transfer of the limited partnership interest, and deliver the executed assignment to Grantee at time of closing.
     7. JURISDICTION: Venue and jurisdiction of this option agreement and all attendant documents shall be Tulsa County; Oklahoma, and said option agreement and documents shall be interpreted under the laws of the State of Oklahoma.
     8. FACSIMILE: The execution of this option agreement and the execution of any subsequent documents requiring the signatures of the parties hereto, may be made by facsimile signatures, and such facsimile signatures shall have the same legal force and effect as original signatures.
          IN WITNESS WHEREOF, the undersigned Grantor and Grantee have executed and delivered this option agreement on this 24th day of October, 2003.

BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Grantor 1424 West Century Avenue, Suite 102 Bismarck, North Dakota 58503

By	/s/ Paul J. Maddock

PAUL J. MADDOCK, President of General Partner, Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 1, Grantee 5100 East Skelly Drive, Suite 400 Tulsa, Oklahoma 74135

By	/s/ F. H. Northrop

F. H. NORTHROP, President of General Partner, Affordable Housing For America, Inc.
Bayfield — Affordable Option
Citrus Terrace, Ltd.

OPTION TO PURCHASE LIMITED PARTNERSHIP INTEREST
IN
LAKE CITY VILLAGE, LTD.
          THIS OPTION AGREEMENT is hereby entered into by and between BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, (Grantor), and AFFORDABLE HOUSING PARTNERSHIP NO. 1, an Oklahoma general partnership (Grantee), in compliance with an option provision contained in that certain CONTRACT TO PURCHASE LIMITED PARTNERSHIP INTERESTS entered into by the parties hereto on the 30th day of September, 2003, and closed on the 24 th day of October, 2003.
          WHEREAS, after said closing, the Grantor remains the owner of an unencumbered sixty-six & 33/100 percent (66,33%) limited partnership interest in LAKE CITY VILLAGE, LTD., a Florida limited partnership, Tax ID No. 59-2892709, and record owner of Lake City Village, a thirty-six (36) unit apartment project located in Lake City, Florida.
          NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows, to wit:
     1. OPTION: For and in consideration of One Thousand and No/100 Dollars ($ 1,000.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby grants unto Grantee the exclusive and irrevocable option and right to purchase, under the conditions hereinafter provided, the aforesaid Sixty-six & 33/100 percent (66.33%) limited partnership interest which includes all of the Grantor’s remaining partnership interests in equity, profits, losses and tax credits in said limited partnership.
     2. PURCHASE PRICE: The purchase price shall be Twenty-Three Thousand Three Hundred Sixteen and No/100 Dollars ($23,316.00) to be paid by Grantee to Grantor at time of closing.
     3. EXERCISE OF OPTION: Grantee may exercise this option at anytime prior to the closing date as provided herein, by sending a written notice to Grantor indicating Grantee’s desire to exercise the option and the date on which the closing shall take place.
     4. NOTICES: Notices or other communications to be given hereunder shall be sent to the parties at the addresses shown below or at such other address as either party may hereafter designate in writing.

INITIALS	/s/ PJM	/s/ FHN

	PJM	FHN
Bayfield — Affordable Option
Lake City Village, Ltd.

     5. CLOSING: If Grantee exercises this option, closing may not occur prior to January 1, 2004, but must occur on or before January 31, 2004, unless the closing date is otherwise extended by mutual written agreement of the parties. Closing shall take place at the office of the Grantee, the address of which is shown below. Unless exercised and closed on or before the closing date in accordance with the terms hereof, this option shall expire and become void and of no further force and effect.
     6. ASSIGNMENT: Upon receipt of the purchase price, Grantor shall execute an assignment of the limited partnership interest on an assignment form approved by Grantee, obtain the signature of the general partner of said limited partnership on the assignment form consenting to the transfer of the limited partnership interest, and deliver the executed assignment to Grantee at time of closing.
     7. JURISDICTION: Venue and jurisdiction of this option agreement and all attendant documents shall be Tulsa County, Oklahoma, and said option agreement and documents shall be interpreted under the laws of the State of Oklahoma.
     8. FACSIMILE: The execution of this option agreement and the execution of any subsequent documents requiring the signatures of the parties hereto, may be made by facsimile signatures, and such facsimile signatures shall have the same legal force and effect as original signatures.
          IN WITNESS WHEREOF, the undersigned Grantor and Grantee have executed and delivered this option agreement on this 24th day of October, 2003.

BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Grantor 1424 West Century Avenue, Suite 102 Bismarck, North Dakota 58503,

By	/s/ Paul J. Maddock

PAUL J. MADDOCK, President of General Partner, Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO, 1, Grantee 5100 East Skelly Drive, Suite 400 Tulsa, Oklahoma 74135

By	/s/ F. H. Northrop

F. H. NORTHROP, President of General Partner, Affordable Housing For America, Inc.
Bayfield—Affordable Option
Lake City Village, Ltd

OPTION TO PURCHASE LIMITED PARTNERSHIP INTEREST
IN
LONGVIEW TERRACE. LTD.
          THIS OPTION AGREEMENT is hereby entered Into by and between BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, (Grantor), and AFFORDABLE HOUSING PARTNERSHIP NO. 1, an Oklahoma general partnership (Grantee), in compliance with an option provision contained in that certain CONTRACT TO PURCHASE LIMITED PARTNERSHIP INTERESTS entered into by the parties hereto on the 30th day of September, 2003, and closed on the 24th day of October, 2003.
          WHEREAS, after said closing, the Grantor remains the owner of an unencumbered sixty-three & 65/100 percent (63.65%) limited partnership interest in LONGVIEW TERRACE, LTD., a Mississippi limited partnership, Tax ID No. 64-0766894, and record owner of Longview Terrace Apartments, a twenty-four (24) unit apartment project located in Decatur, Mississippi.
          NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows, to wit:
     1. OPTION: For and in consideration of One Thousand and No/100 Dollars ($1,000.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby grants unto Grantee the exclusive and irrevocable option and right to purchase, under the conditions hereinafter provided, the aforesaid sixty-three & 65/100 percent (63.65%) limited partnership interest which includes all of the Grantor’s remaining partnership interests in equity, profits, losses and tax credits in said limited partnership.
     2. PURCHASE PRICE: The purchase price shall be Twelve Thousand Five Hundred Twenty-Nine and No/100 Dollars ($12,529.00) to be paid by Grantee to Grantor at time of closing.
     3. EXERCISE OF OPTION: Grantee may exercise this option at anytime prior to the closing date as provided herein, by sending a written notice to Grantor indicating Grantee’s desire to exercise the option and the date on which the closing shall take place.
     4. NOTICES: Notices or other communications to be given hereunder shall be sent to the parties at the addresses shown below or at such other address as either party may hereafter designate in writing.

INITIALS	/s/ PJM	/s/ FHN

	PJM	FHN
Bayfield — Affordable Option
Longview Terrace, Ltd.

     5. CLOSING: If Grantee exercises this option, closing may not occur prior to January 1, 2004, but must occur on or before January 31, 2004, unless the closing date is otherwise extended by mutual written agreement of the parties. Closing shall take place at the office of the Grantee, the address of which is shown below. Unless exercised and closed on or before the closing date in accordance with the terms hereof, this option shall expire and become void and of no further force and effect.
     6. ASSIGNMENT: Upon receipt of the purchase price, Grantor shall execute an assignment of the limited partnership interest on an assignment form approved by Grantee, obtain the signature of the general partner of said limited partnership on the assignment form consenting to the transfer of the limited partnership interest, and deliver the executed assignment to Grantee at time of closing.
     7. JURISDICTION: Venue and jurisdiction of this option agreement and all attendant documents shall be Tulsa County, Oklahoma, and said option agreement and documents shall be interpreted under the laws of the State of Oklahoma.
     8. FACSIMILE: The execution of this option agreement and the execution of any subsequent documents requiring the signatures of the parties hereto, may be made by facsimile signatures, and such facsimile signatures shall have the same legal force and effect as original signatures.
          IN WITNESS WHEREOF, the undersigned Grantor and Grantee have executed and delivered this option agreement on this 24th day of October, 2003.

BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Grantor 1424 West Century Avenue, Suite 102 Bismarck, North Dakota 58503,

By	/s/ Paul J. Maddock

PAUL J. MADDOCK, President of General Partner, Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 1, Grantee 5100 East Skelly Drive, Suite 400 Tulsa, Oklahoma 74135

By	/s/ F. H. Northrop

F. H. NORTHROP, President of General Partner, Affordable Housing For America, Inc.
Bayfield — Affordable Option
Longview Terrace, Ltd.

OPTION TO PURCHASE LIMITED PARTNERSHIP INTEREST
IN
PONTOTOC RIDGE, LTD.
          THIS OPTION AGREEMENT is hereby entered into by and between BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, (Grantor), and AFFORDABLE HOUSING PARTNERSHIP NO. 1, an Oklahoma general partnership (Grantee), in compliance with an option provision contained in that certain CONTRACT TO PURCHASE LIMITED PARTNERSHIP INTERESTS entered into by the parties hereto on the 30th day of September, 2003, and closed on the 24th day of October, 2003.
          WHEREAS, after said closing, the Grantor remains the owner of an unencumbered sixty-three & 65/100 percent (63.65%) limited partnership interest in PONTOTOC RIDGE, LTD., a Mississippi limited partnership, Tax ID No. 64-0735328, and record owner of Pontotoc Ridge Apartments, a twenty-four (24) unit apartment project located in Pontotoc, Mississippi.
          NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows, to wil:
     1. OPTION: For and in consideration of One Thousand and No/100 Dollars ($1,000.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby grants unto Grantee the exclusive and irrevocable option and right to purchase, under the conditions hereinafter provided, the aforesaid sixty-three & 65/100 percent (63.65%) limited partnership interest which includes all of the Grantor’s remaining partnership interests in equity, profits, losses and tax credits in said limited partnership.
     2. PURCHASE PRICE: The purchase price shall be Thirteen Thousand Eight Hundred Sixty-Nine and No/100 Dollars ($13,869.00) to be paid by Grantee to Grantor at time of closing.
     3. EXERCISE OF OPTION: Grantee may exercise this option at anytime prior to the closing date as provided herein, by sending a written notice to Grantor indicating Grantee’s desire to exercise the option and the date on which the closing shall take place.
     4. NOTICES: Notices or other communications to be given hereunder shall be sent to the parties at the addresses shown below or at such other address as either party may hereafter designate in writing.

INITIALS	/s/ PJM	/s/ FHN

	PJM	FHN
Bayfield — Affordable Option
Pontotoc Ridge, Ltd.

     5. CLOSING: If Grantee exercises this option, closing may not occur prior to January 1, 2004, but must occur on or before January 31,2004, unless the closing date otherwise extended by mutual written agreement of the parties, closing shall take place at the office of the Grantee, the address of which is shown below. Unless exercised and closed on or before the closing date in accordance with the terms hereof, this option shall expire and become void and of no further force and effect.
     6. ASSIGNMENT: Upon receipt of the purchase price, Grantor shall execute an assignment of the limited partnership interest on an assignment form approved by Grantee, obtain the signature of the general partner of said limited partnership on the assignment form consenting to the transfer of the limited partnership interest, and deliver the executed assignment to Grantee at time of closing.
     7. JURISDICTION: Venue and jurisdiction of this option agreement and all attendant documents shall be Tulsa County, Oklahoma, and said option agreement and documents shall be interpreted under the laws of the State of Oklahoma.
     8. FACSIMILE: The execution of this option agreement and the execution of any subsequent documents requiring the signatures of the parties hereto, may be made by facsimile signatures, and such facsimile signatures shall have the same legal force and effect as original signatures.
          IN WITNESS WHEREOF, the undersigned Grantor and Grantee have executed and delivered this option agreement on this 24th, day of October, 2003.

BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Grantor 1424 West Century Avenue, Suite 102 Bismarck, North Dakota 58503.

By	/s/ Paul J. Maddock

PAUL J. MADDOCK, President of General Partner, Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 1, Grantee 5100 East Skelly Drive, Suite 400 Tulsa, Oklahoma 74135

By	/s/ F. H. Northrop

F. H. NORTHROP, President of General Partner, Affordable Housing For America, Inc.
Bayfield — Affordable Option
Pontotoc Ridge, Ltd